Exhibit 10.44

                      IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF ARKANSAS
                              LITTLE ROCK DIVISION

IN RE:   CAPITOL DEVELOPMENT                             CASE NO. 4:00-bk-43142M
         OF ARKANSAS, INC.                                          (CHAPTER 11)

                     ORDER DISMISSING CHAPTER 11 PROCEEDING

         On this day comes on for hearing the Motion to Dismiss Chapter 11 Proceeding ("Motion") filed by Debtor on August 23, 2002. Upon the pleadings, statements of counsel and other matters of proof and law, finds and orders as follows:

         1. This proceeding was commenced by the filing of a voluntary petition for relief pursuant to Chapter 11, Title 11, United States Code on July 21, 2000.

         2. The Court has jurisdiction over the subject matter pursuant to 28 U.S.C. ss.1334. This matter is a core proceeding pursuant to 28 U.S.C.ss.157(b)(2). The Court has the authority and power to enter a final order in this matter.

         3. All claims of non-insiders of Debtor, except for the claim of the Arkansas Department of Finance & Administration ("DFA"), have been satisfied or released. Besides DFA, the only remaining claims are those of insider creditors and the court approved professionals of Debtor. These remaining claims can be satisfied outside of the context of a reorganization proceeding.

         4. Notice of the Debtor's motion has been provided to the United States Trustee and all remaining creditors and parties in interest. Pursuant to the Court's order shortening notice, the notice provided that objections, if any,









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                                               Entered on docket on 9/6/02 by PB



were to be filed and served within five (5) days of the date of the notice. Pursuant to Bankruptcy Rule 9006, objections were due to be filed before the close of business on September 3, 2002. Such notice is proper under the Bankruptcy Rules and the circumstances of this case.

         5. No objections were timely filed with the Clerk or received by Debtor's attorney.

         6. Debtor is indebted for quarterly fees due the United States Trustee for the period beginning July 1, 2002 and ending as of the date of the entry of this order in an amount to be determined.

         7. The Court finds that good and sufficient cause exists to grant Debtor's motion to dismiss its Chapter 11 proceeding. Dismissal of this Chapter 11 proceeding is in the best interest of the Debtor, the bankruptcy estate and its remaining creditors.

         IT IS THEREFORE CONSIDERED, ORDERED, AND ADJUDGED, that Debtor's voluntary proceeding filed pursuant to Chapter 11, Title 11, United States Code, on July 21, 2000, should be and hereby is dismissed. It is further

         CONSIDERED, ORDERED, AND ADJUDGED, that Debtor pay the United States Trustee all sums due it pursuant to 28 U.S.C. ss.1930(a)(6) within ten (10) days of the entry of this order. If the fee is not paid as set out herein, the United States Trustee will have judgment against the Debtor for the full amount of the quarterly fees after ten (10) days from the entry of this order.





ORDER DISMISSING CHAPTER 11 PROCEEDING                               PAGE 2 OF 3

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         IT IS SO ORDERED.
                                                     /s/ James G. Mixon
                                                     ------------------------
                                                     HONORABLE JAMES G. MIXON
                                                     U.S. BANKRUPTCY JUDGE


                                                     Date: 9/6/02
                                                           ------------------


APPROVED AND ENTRY REQUESTED:

QUATTLEBAUM, GROOMS,
 TULL & BURROW, PLLC
111 Center Street, Suite 1900
Little Rock, AR 72201
Telephone:      (501) 379-1735
Telecopier:     (501) 379-1701



By: /s/ Geoffrey B. Treece
    ------------------------
        Geoffrey B. Treece
        Ark. Bar No. 84-146

cc:
Jim Hollis                                All creditors and parties in interest
UNITED STATES TRUSTEE                     per matrix
500 S. Broadway, Suite 201
Little Rock, AR 72201

G. Robert Hardin, Esq.
HARDIN & GRACE, P.A.
410 W. Third Street, Suite 200
Little Rock, AR 72201

Mr. Scott B. Bankler
COX & SMITH INCORPORATED
112 E. Pecan Street, Suite 1800
San Antonio, TX 78205



ORDER DISMISSING CHAPTER 11 PROCEEDING                                    3 OF 3